UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

ROADSHIPS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road,
Suite 300, Fort Lauderdale, FL 33309
Ph: (954) 302-8652   Fax: (954) 302-8693
www.roadships.us

Registrant’s telephone number, including area code: 954-302-8652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ROADSHIPS HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits Exhibit 10.1 Plan of Exchange between Roadships Holdings, Inc. and Endeavour Logistics Pty Ltd.
Signatures

Item 1.01 Entry Into a Material Definitive Agreement

On June 22, 2009, Roadships Holdings, Inc. (the “Registrant” or “RDSH”) entered into a Plan of Exchange agreement (the “ELP Plan of Exchange”) between and among the Registrant, Endeavour Logistics Pty Ltd., a corporation organized under the laws of Australia (“ELP”), the shareholders of ELP (“ELP Shareholders”) and Mr. Michael Nugent, our Chief Executive Officer  (“Mr. Nugent”).

Pursuant to the terms of the ELP Plan of Exchange, the Registrant would acquire 100% of the capital stock of ELP in exchange for the issuance by Registrant of 500 new shares of Common Stock to ELP, which will give ELP an interest in RDSH representing less than one percent of the then issued and outstanding shares on a fully diluted basis. The parties intend that the transactions qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized by the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

RDSH and ELP shall be hereby reorganized, such that RDSH shall acquire 100% the capital stock of ELP, and ELP shall become a wholly-owned subsidiary of RDSH.

It is important to note that Mr. Nugent is also the President of ELP.

An executed copy of the ELP Plan of Exchange is attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

Roadships Acquisitions Ltd.

On May 25, 2009, the Registrant entered into a Plan of Exchange agreement (the “RAL Plan of Exchange”) between and among the Registrant, Roadships Acquisitions Ltd., a corporation organized under the laws of Australia (“RAL”), the shareholders of RAL (“RAL Shareholders”) and Mr. Michael Nugent, our Chief Executive Officer  (“Mr. Nugent”). This RAL Plan of Exchange is hereby incorporated by reference from the Form 8-K filed with the Commission on June 10, 2009.

Pursuant to the terms of the RAL Plan of Exchange, the Registrant acquired 100% of the capital stock of RAL in exchange for the issuance by Registrant of 10,000 new shares of Common Stock to RAL, which gave RAL an interest in RDSH representing less than one percent of the then issued and outstanding shares on a fully diluted basis.

RDSH and RAL were hereby reorganized, such that RDSH acquired 100% the capital stock of RAL, and RAL became a wholly-owned subsidiary of RDSH.

Closing of the RAL Plan of Exchange took place on June 23, 2009 when as a last act to close the transaction RDSH filed Articles of Exchange with the Secretary of State of Delaware.

A copy of the RAL Plan of Exchange is hereby incorporated by reference from the Form 8-K filed with the Commission on June 10, 2009.

Endeavour Logistics Pty Ltd.

Please see Item 1.01 on this Form 8-K for details of the ELP Plan of Exchange.

RDSH and ELP were hereby reorganized, such that RDSH acquired 100% the capital stock of ELP, and ELP became a wholly-owned subsidiary of RDSH.

Closing of the ELP Plan of Exchange took place on June 23, 2009 when as a last act to close the transaction RDSH filed Articles of Exchange with the Secretary of State of Delaware.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit 10.1 Plan of Exchange between Roadships Holdings, Inc. and Endeavor Logistics Pty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2009                                                                                                Roadships Holdings, Inc.

                                                                                    By: /s/ Michael Nugent
Michael Nugent
Chief Executive Officer